PROMISSORY NOTE

$105,190.30                                                     L/N: 3230086-002
                                                               Chicago, Illinois
                                                                    May 19, 1998

FOR VALUE RECEIVED, the undersigned, OREGON BAKING COMPANY DBA MARSEE BAKING ("Maker") promises to pay to the order of HELLER FINANCIAL LEASING, INC.
(together  with any  holder of this  Note,  "Payee"),  at its office at 500 West
Monroe Street, Chicago, Illinois 60661 or at such other place as Payee may appoint, the principal sum of One Hundred Five Thousand One Hundred Ninety Dollars and Thirty Cents ($105,190.30). This Note shall be due and payable in consecutive monthly installments of principal and interest as follows:

     Sixty(60) consecutive monthly installments of Two Thousand Three Hundred One and 49/100 Dollars ($2,301.49);

with the first such installment due on the 2nd day of July, 1998, continuing on the same date of each month thereafter. The final monthly payment shall include all accrued and unpaid charges and other amounts owing hereunder or under the Security Agreement (defined below).

Interest, precomputed for the period ending when such installments are due, is included in the foregoing installments. If any installment due hereunder shall not be paid within ten (10) days after such installment is due, Maker shall pay to Payee (i) a "late charge" of five percent (5%) of such delinquent amount (or the maximum amount permitted by law, whichever is less), plus (ii) interest on any installment past due, computed from the due date thereof, and upon the entire unpaid balance if declared due, at the rate of one and one-half (1.5%) per month (or the maximum amount permitted by law, whichever is less). Maker hereby waives demand, presentment for payment, protest, and notice of non-payment.

Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

Maker hereby authorizes Payee to insert the date of the first installment due hereunder, a date not sooner than fifteen (15) days nor later than forty-six
(46) days after the date of disbursement. Payee's books and records shall be dispositive of the date disbursement is made hereunder.

This Note is secured by and entitled to (i) the benefits of a certain Security Agreement dated as of April 28, 1998, and (ii) any other agreements under which Payee has been granted a lien and security interest in property to secure the payment and performance by Maker of this Note (all of the foregoing hereinafter sometimes collectively referred to as the "Security Agreement") to which reference is made for a statement of the nature and extent of the protection and security afforded, the rights of Payee, and the rights and obligations of Maker.

If a default shall occur under the Security Agreement, this Note may become or be declared due in the manner and with the effect provided for therein.

Upon payment of all accrued late charges and interest then due or to become due, Maker may prepay the entire balance evidenced hereby (less a rebate of unearned interest, if any, calculated in accordance with the Simple interest Method) upon payment of a premium equal to 4% of the principal amount so prepaid; provided, however, if said prepayment is made during any loan year after the second loan year, said premium shall be reduced by 1% in each loan year thereafter until said premium shall be reduced to a minimum premium of 1% and said premium shall remain at such minimum until final maturity.

Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or the Security Agreement or any of the terms and provisions thereof that may be made, granted or consented to by Payee and agree that Payee shall not be required to look to any collateral for the payment of this Note, but may proceed against the undersigned or any one of the undersigned, if more than one, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of Payee hereunder or under the Security Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Payee, the holder of the Security Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Payee's option.

This Note shall be governed by and construed in accordance with the laws and decisions of the State of Illinois, without regard to principles of conflicts of law, including all matters of construction, validity, enforceability and performance. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER (I) CONSENT(S) TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) SITUATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, (II) WAIVE(S) ANY OBJECTION BASED UPON IMPROPER VENUE AND/OR FORUM NON CONVENIENS, AND (III) CONSENT(S) TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

WAIVER OF JURY TRIAL: PAYEE AND MAKER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SECURITY AGREEMENT. PAYEE AND MAKER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE, AND THE SECURITY AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. PAYEE AND MAKER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

THE TOTAL AMOUNT TO BE REPAID HEREUNDER INCLUDES INTEREST COMPUTED ON THE BASIS OF 11.27% SIMPLE INTEREST PER ANNUM ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE ON THEIR RESPECTIVE DUE DATES.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the date first above written.

ATTEST (Witness if not a corporation)       OREGON BAKING COMPANY
                                            DBA MARSEE BAKING


                                            By:  /S/ HOWARD WASSERTEIL
-------------------------------------           ------------------------
                                            Name:  Howard Wasserteil
                                            Title: Secretary

                      SCHEDULE A TO THE SECURITY AGREEMENT
                              Dated April 28, 1998
                                     Between
                       HELLER FINANCIAL LEASING, INC. and
                     OREGON BAKING COMPANY DBA MARSEE BAKING

                   Description                                     Model No.            Serial No.
======================================================================================================
Ten (10) Standard Rack Cover End Load
----------------------------------------------------------------------------- ------------------------
One (1) Hobar 140 quart Mixer with Bowl Guard, 140                  V140
quart and 80 quart Bow Scrapers, Adapter, Stainless
Steel Bowls, beaters, Whp and Bowl Dolly
------------------------------------------------------------------------------------------------------
One (1) Mono Bread Gravity Feed Slicer, 1/2" slice
------------------------------------------------------------------------------------------------------
Nine (9) Tabco 36"x72" Work Tables with Casters
------------------------------------------------------------------------------------------------------
One Hundred (100) Orbis Bread Trays with (12) Solid
Attached Lid Containers and (4) 3" Caster Dollies
------------------------------------------------------------------------------------------------------
One (1) ATW 14"x20" L Bar Sealer and Shrink Tunnel
System
------------------------------------------------------------------------------------------------------
Three (3) Kubota Bench Scale with 14"x20" Platform             KA-10HB-70L-A            66FS8V0013
------------------------------------------------------------------------------------------------------
One (1) Doran Stainless Steel Bench Scale, 150 pound                                      87701
capacity and 12"x16" Platform
------------------------------------------------------------------------------------------------------
One (1) Tibiletti Deck Oven with 233 square feet baking            230-4-240
area, 5 Pan Deep, 139Dx117Wx87H, 4 Decks, 12
Doors and 5 Pan Deep
------------------------------------------------------------------------------------------------------
One (1) U.R.M. Loader for Tibiletti Deck Oven with                     80M
Spring Assisted Preset Elevator
------------------------------------------------------------------------------------------------------
One (1) Hobart 140 quart Mixer with Bowl Guard, 140                   V1401
quart and 80  quart Bowl Scrapers,  Adapter, 140 quart,
80 quart and 30 quart Stainless Steel Bowls, 80 quart
and 30 quart Aluminum Beaters, 80 quart D Whip, Bowl
Dollys/Trucks, Hobar 8181 Buffalo Chopper and 30 quart
D300 Mixer
------------------------------------------------------------------------------------------------------
Two (2) Hard Maple Tables with Stainless Steel Bases
and Drawers, 48"x144"x2 1/4"
------------------------------------------------------------------------------------------------------
Four (4) Hard Maple Tables with Stainless Steel Bases
and Drawers, 36"x72"x2 1/4"
------------------------------------------------------------------------------------------------------
One (1) Point-Of-Sale System with Pentium 200,                                            24624
------------------------------------------------------------------------------------------------------
         32M RAM, 2 GIG Hard Drive                                                        76745
------------------------------------------------------------------------------------------------------
         T3000 3.2 GIG Tape Drive,
------------------------------------------------------------------------------------------------------
         14" SVGA Monitor,                                                               OR13851
------------------------------------------------------------------------------------------------------
         Trippliteups UPS Power Backup                                                 PA881C00548
------------------------------------------------------------------------------------------------------
         and HP 6 Series Laser Printer                                                 SJPHJ035967
------------------------------------------------------------------------------------------------------
One (1) Bongard Oven with Steam Vents for all (4)                 750.8.22
Decks and Kit to utilize existing loader
------------------------------------------------------------------------------------------------------
Twenty-eight (28) Gold Bon Shelves with 74" Posts,
(9) 24"x72", (14) 24"x48" and (5) 24"x60"
------------------------------------------------------------------------------------------------------
Five Hundred Four (504) 18x26.28 gauge Perforated
Sheet Pans
------------------------------------------------------------------------------------------------------
Seven (7) New Age 1290 Enclosed Pan Racks
------------------------------------------------------------------------------------------------------
One (1) Enclosed Transport Cabinet, 40 Pan capacity,
Aluminum
------------------------------------------------------------------------------------------------------
One Hundred (100) 18x26 Proofing Boards
------------------------------------------------------------------------------------------------------
Eight (8) Bun Pack Racks
------------------------------------------------------------------------------------------------------
Two (2) Baxter Rack Ovens with Standard Hoods,                     OV210
Controls and Manuals
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Fourteen (14) Stainless Steel Double Racks with Steel
Wheels
------------------------------------------------------------------------------------------------------
Four Hundred Fifty (450) Perforated and Non-Stick
Finished Bake Sheets
------------------------------------------------------------------------------------------------------
Twenty-five (25) Aluminum Bagel Boards with Straps,
Tig weld baking part and Retrofit Aluminum Cart


Together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements, and any and all rights thereunder and proceeds thereof, including without limitation, insurance proceeds.

Place where Collateral is to be kept:

2277 NW Quimby
Portland, Oregon  97210

Redmond, WA
                                  DEBTOR:

                                  OREGON BAKING COMPANY DBA MARSEE BAKING

                                  By: /s/ Howard Wasserteil
                                      ------------------------------------
                                  Name: Howard Wasserteil
                                  Its: Secretary